Related Party Transactions	9 Months Ended
Sep. 30, 2019
Related Party Transactions [Abstract]
Related Party Transactions

14. Related Party Transactions

GSK

In April 2018, the Company completed the GSK Agreement with subsidiaries of GSK to acquire a portfolio of autologous ex vivo gene therapy assets and licenses, for rare diseases and option rights on three additional programs in preclinical development from Telethon-OSR (See Note 7). As consideration for the agreement the Company paid an upfront fee of $14.2 million, incurred an inventory purchase liability of $6.9 million, paid $0.8 million in transaction costs, and issued 12,455,252 Series B convertible preferred shares valued at $93.4 million. Additionally, as part of the GSK Agreement, the Company obtained, and is responsible for maintaining the commercial availability of Strimvelis. The Company recorded a loss provision of $18.4 million associated with the agreement, as the costs to maintain Strimvelis are expected to significantly exceed revenues. The issuance of the convertible preferred shares made GSK a principal shareholder in the Company.

During the nine months ended September 30, 2019, the Company made $7.2 million in payments to settle accounts payable due to GSK associated with the TSA and royalties associated with sales of Strimvelis incurred during 2018. Additionally, during the nine months ended September 30, 2019, the Company made a $3.6 million payment associated with the inventory purchase liability incurred upon entering into the agreement. As of September 30, 2019, and December 31, 2018, the Company had inventory purchase liability in accrued research and development expenses of $3.1 million and $6.2 million, respectively. During the three months and nine months ended September 30, 2019 there were $1.9 million in sales of Strimvelis and the Company incurred $0.1 million in royalties to GSK.